NEUBERGER BERMAN EQUITY FUNDS
NEUBERGER BERMAN FOCUS FUND
Investor, Trust and Advisor Classes

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 16, 2000

Pursuant to a vote of shareholders held on March 30, 2001, Neuberger Berman FOCUS Fund became a non-diversified Fund. Accordingly, the Statement of Additional Information for the Investor, Trust and Advisor Classes of Neuberger Berman Equity Funds is hereby amended as follows, to make clear that the fundamental investment limitation on diversification does not apply to that
Fund:

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

      3. DIVERSIFICATION (ALL FUNDS EXCEPT NEUBERGER BERMAN FOCUS FUND). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

In   addition,   Neuberger   Berman   FOCUS  Fund  has  adopted  the   following
non-fundamental investment limitation:

      DIVERSIFICATION (NEUBERGER BERMAN FOCUS FUND). The Fund is a non-diversified fund; however, the fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, which requires that, among other things, at the close of each quarter of the Fund's taxable year (i) with respect to 50% of its total assets, no more than 5% of its assets may be invested in the securities of any one issuer and (ii) no more than 25% of the value of its total assets may be invested in the securities of a single issuer. These limits do not apply to U.S. Government and Agency Securities or securities of other RICs.

THE DATE OF THIS SUPPLEMENT IS APRIL 17, 2001.

NEUBERGER BERMAN
Neuberger Berman Management
605 Third Avenue, 2nd Floor
New York, NY  10158-0180